UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 30, 2015

eWELLNESS HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	26-1607874
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

11825 Major Street, Culver City, California	90230
(Address of principal executive offices)	(Zip Code)

(310) 915-9700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

(A) PREVIOUS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On January 26, 2015 (“Resignation Date”), Mantyla McReynolds, LLC (“Mantyla”) resigned as our independent registered public accounting firm and the Company accepted the resignation. On January 26, 2015, the Company engaged HJ Associates & Consultants, LLP (“HJ Associates”) to replace Mantyla as our independent registered public accounting firm. The engagement of HJ Associates was approved by the Company’s board of directors.

Mantyla’s audit reports on the financial statements of the Company for the years ended December 31, 2013 and 2012 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audited financial statements contained in our Annual Report on Form 10-K for the years ended December 31, 2013 and December 31, 2012 contained a going concern qualification.

There were no disagreements between the Company and Mantyla, for the two most recent years and any subsequent interim period through Resignation Date on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Mantyla, would have caused them to make reference to the subject matter of the disagreement in connection with its report. Further, Mantyla has not advised the Company that:

1)	During the year ended December 31, 2013 and through the Resignation Date, there were any reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, with the exception of material weaknesses identified in the Company’s internal control over financial reporting,; or

2)	information has come to the attention of Mantyla which made it unwilling to rely upon management’s representations, or made it unwilling to be associated with the financial statements prepared by management; or

3)	the scope of the audit should be expanded significantly, or information has come to the attention of Mantyla that they have concluded will, or if further investigated, might materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the year ended December 31, 2014.

We provided Mantyla with a copy of this disclosure before filing it with the SEC. We requested that Mantyla provide us with a letter addressed to the SEC stating whether or not they agree with the above statements. A copy of the letter provided from Mantyla is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(B) NEW INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On January 26, 2015, we engaged HJ Associates as our principal accountant to audit our financial statements as successor to Mantyla. During our two most recent fiscal years or subsequent interim periods, we have not consulted with HJ Associates regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor did HJ Associates provide advice to our company, either written or oral, that was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during our two most recent fiscal years or subsequent interim period, we have not consulted HJ Associates on any matter that was the subject of a disagreement or a reportable event.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Mantyla McReynolds, LLC dated January 30, 2015

+ Filed Herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

eWellness Healthcare Corporation

Date: January 30, 2015	By:	/s/ Darwin Fogt
Darwin Fogt,
Chief Executive Officer